This filed pursuant to Rule 497(b).
File Nos. 33-49530 and 811-6730.

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


        ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN
                       PREMIER GROWTH INSTITUTIONAL FUND
                          1345 Avenue of the Americas
                           New York, New York 10105
                            Toll Free (800)221-5672

                                                             September 20, 2006

Dear Shareholders:

   The Board of Directors (the "Directors") of AllianceBernstein Institutional Funds, Inc. ("AIF") is pleased to invite the shareholders of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AIF, to a Special Meeting of Shareholders of PGIF (the "Meeting") to be held on Tuesday, November 7, 2006. At this Meeting, we are asking shareholders of PGIF to approve the acquisition of the assets and liabilities of PGIF by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF"). (LCGF and PGIF are each a "Fund" and collectively, the "Funds.") The proposed acquisition is described in more detail in the attached combined Prospectus/Proxy Statement.

   LCGF is the larger counterpart of PGIF with the same core investment strategies and similar investment policies. We anticipate that the proposed acquisition will result in benefits to the shareholders of PGIF as are discussed more fully in the Prospectus/Proxy Statement.

   The Directors of PGIF have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of PGIF and its shareholders. The Directors unanimously recommend that you vote "for" the proposed acquisition of PGIF by LCGF.

   If the acquisition of PGIF by LCGF is approved by shareholders of PGIF, shareholders of Class I and Class II, if any, of PGIF who are in retirement and deferred compensation plans (the "Plans") will receive Class I and Class K shares of LCGF, respectively, having an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in PGIF. Shareholders of Class I and Class II of PGIF who are not in the Plans will receive Advisor Class and Class A shares of LCGF, respectively, having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in PGIF. PGIF would then cease operations. Shareholders of PGIF will not be assessed any sales charges or other fees in connection with the proposed acquisition.

   We welcome your attendance at the November 7, 2006 Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President

              AllianceBernstein Premier Growth Institutional Fund

             1345 Avenue of the Americas, New York, New York 10105

                  NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 7, 2006

To the shareholders of AllianceBernstein Premier Growth Institutional Fund
  ("PGIF"), a series of
AllianceBernstein Institutional Funds, Inc. ("AIF"), a Maryland corporation:

   Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of PGIF will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Tuesday, November 7, 2006 at 2:00 p.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated September 20, 2006:

    1. To approve an Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") among AIF, on behalf of PGIF, AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF"), a Maryland corporation, and AllianceBernstein L.P., providing for the acquisition by LCGF of all of the assets and assumption of all of the liabilities of PGIF in exchange for shares of LCGF. A vote in favor of this proposal by the shareholders of PGIF also will constitute a vote in favor of termination of its registration under the Investment Company Act of 1940.

    2. To transact any other business as may properly come before the Meeting and any adjournments or postponements thereof.

   Any shareholder of record of PGIF at the close of business on September 1, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of the Fund. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone as described on the enclosed Proxy Card.

                                                  By Order of the Board of
                                                  Directors,

                                                  Marc O. Mayer
                                                  President

New York, New York
September 20, 2006

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may by telephone authorize a proxy to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your Proxy Card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                          PROSPECTUS/PROXY STATEMENT

        Acquisition of the Assets and Assumption of the Liabilities of

        ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN
                       PREMIER GROWTH INSTITUTIONAL FUND

                      By, and in Exchange for Shares of,

                 ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                              September 20, 2006

                               TABLE OF CONTENTS

Questions and Answers                                                                         6
Proposal   --  Approval of an Agreement and Plan of Acquisition and Liquidation among
               LCGF, PGIF and the Adviser                                                     8
Summary                                                                                       9
   Comparison of the Fees                                                                     9
   Comparison of Investment Advisory Fees                                                     9
   Comparison of Investment Objectives and Policies                                          10
   Principal Risks                                                                           10
   Federal Income Tax Consequences                                                           10
   Comparison of Distribution and Purchase Procedures                                        11
   Service Providers                                                                         11
   Comparison of Business Structures                                                         11
Information about the Proposed Transaction                                                   12
   Introduction                                                                              12
   Description of the Acquisition Plan                                                       12
   Reasons for the Acquisition                                                               12
   Description of Securities to be Issued                                                    14
   Dividends and Other Distributions                                                         14
   Surrender of PGIF Stock Certificates                                                      14
   Federal Income Tax Consequences                                                           15
   Capitalization Information                                                                15
Information about the Funds                                                                  15
   Management of the Funds                                                                   15
   Advisory Agreement and Fees                                                               16
   Distributor                                                                               16
   Other Service Providers                                                                   16
Voting Information                                                                           17
Legal Matters                                                                                18
Experts                                                                                      18
Financial Highlights                                                                         18
Appendix A --  Fee Table                                                                     19
Appendix B --  Comparison of Investment Objectives and Policies                              23
Appendix C --  Fund Performance                                                              29
Appendix D --  Description of Principal Risks of the Funds                                   32
Appendix E --  Certain Information Applicable to Class A, Class K, Class I and Advisor Class
               Shares of LCGF                                                                33
Appendix F --  Other Information                                                             41

Appendix G --  Form of Agreement and Plan of Acquisition and Liquidation among
               AllianceBernstein Premier Growth Institutional Fund, Inc., a series of
               AllianceBernstein Institutional Funds, Inc., AllianceBernstein L.P. and
               AllianceBernstein Large Cap Growth Fund, Inc.                           43
Appendix H --  Capitalization                                                          59
Appendix I --  Legal Proceedings                                                       60
Appendix J --  Share Ownership Information                                             63
Appendix K --  Financial Highlights                                                    68

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is this document and why did we send this document to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Premier Growth Institutional Fund ("PGIF"), a series of AllianceBernstein Institutional Funds, Inc. ("AIF"), by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF"). (LCGF and PGIF are each a "Fund" and collectively, the "Funds.") This document also solicits votes of the shareholders of PGIF on the Acquisition by requesting that PGIF shareholders approve an Agreement and Plan of Acquisition and Liquidation dated as of August 4, 2006, among LCGF, PGIF and AllianceBernstein L.P. (the "Adviser") (the "Acquisition Plan").

On August 3, 2006, the Directors of AIF and LCGF approved and declared advisable the Acquisition of PGIF by LCGF and directed that the Acquisition be submitted to the shareholders for approval at a Special Meeting of Shareholders to be held on November 7, 2006 (the "Meeting"). Shareholders of PGIF are receiving this Prospectus/Proxy Statement because they own shares of PGIF. Each shareholder of record of PGIF as of the close of business on the record date has the right under applicable legal and regulatory requirements to vote on the Acquisition. The Acquisition will not occur unless it is approved by PGIF shareholders. This Prospectus/Proxy Statement contains the information shareholders of PGIF should know before voting on the proposed Acquisition of PGIF by LCGF.

Shareholders may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Shareholders of record at the close of business on September 1, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned PGIF's shares on the Record Date, you have the right to vote even if you later sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Acquisition Plan provides for (i) the transfer of all the assets of PGIF to LCGF, (ii) the assumption by LCGF of all the liabilities of PGIF and the subsequent redemption of shares of PGIF, (iii) the issuance to PGIF's shareholders of shares of LCGF, equal in aggregate net asset value ("NAV") to the NAV of their former PGIF shares and (iv) the termination of PGIF.

Both of PGIF and LCGF are open-end funds with different classes of shares. As a shareholder of PGIF, you will receive shares of a class of LCGF corresponding to the class of shares you now own as shown in the following table. The LCGF shares that shareholders of PGIF receive will have the same aggregate NAV as the shares of PGIF held before the Acquisition.

                        PGIF
                Share Class/Type of               LCGF
                       Assets                Proposed Class
                       ------                --------------
                    Class I/Plan                Class I
                  Class I/Non-Plan           Advisor Class
                   Class II/Plan                Class K
                 Class II/Non-Plan              Class A

Shareholders of PGIF will not be assessed any sales charges or other fees in connection with the proposed Acquisition. LCGF will waive the eligibility requirement for the Class I shareholders of PGIF exchanged into its Advisor Class. The Acquisition will not occur unless it is approved by the shareholders of PGIF.

4. Why is the Acquisition being proposed?

Based on the recommendation of the Adviser, the Board of Directors of AIF (the "Board") concluded that participation by PGIF in the proposed Acquisition is in the best interests of PGIF and its shareholders. The Board also concluded that the proposed Acquisition would benefit PGIF shareholders by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' economic interests. In reaching this conclusion, the Board considered, among other things, the similar investment objectives and investment policies of the Funds, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5. When will the Acquisition take place?

If the shareholders of PGIF approve the Acquisition by LCGF on November 7, 2006, then the Acquisition is expected to take place late in the last quarter of this year or early in 2007.

6. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated August 9, 2006 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Shareholders, which contain audited financial statements for PGIF's and LCGF's fiscal year, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Report for LCGF and PGIF for the six months ended January 31, 2006 and April 30, 2006, respectively, and the Prospectuses and Statements of Additional Information for LCGF and PGIF dated November 1, 2005 (as amended December 30, 2005) and March 1, 2006, respectively, (the "Prospectuses") are also incorporated by reference into this Prospectus/Proxy Statement. To request a copy of any of these documents, please call AllianceBernstein Investments, Inc. at 1-800-227-4618.

All of this information is in documents filed with the SEC. You may view or obtain these documents from the SEC:

In Person:          at the SEC's Public Reference Room in Washington, DC

By Phone:           1-202-551-8090 (for information on the operations of the Public
                    Reference Room only)

By Mail:            Public Reference Section, Securities and Exchange Commission,
                    Washington, DC 20549-0102 (duplicating fee required)

By Electronic Mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

Additional copies of the annual reports, as well as the SAI, for a Fund are available upon request without charge by writing to the address or calling the telephone number listed below.

              By Mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By Phone: For Information: 1-800-221-5672
                        For Literature: 1-800-227-4618

Other Important Things to Note:

    .  You may lose money by investing in the Funds.

    . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                   PROPOSAL
       APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
                       AMONG LCGF, PGIF AND THE ADVISER

   On August 3, 2006, the Board of Directors of AIF declared advisable and voted to approve the Acquisition Plan and the Acquisition, subject to the approval of the shareholders of PGIF. The Acquisition Plan provides for (i) the transfer of all the assets of PGIF to LCGF, (ii) the assumption by LCGF of all the liabilities of PGIF and the subsequent redemption of shares of PGIF,
(iii) the issuance to PGIF's shareholders of shares of LCGF, equal in aggregate NAV to the NAV of their former PGIF shares and (iv) the termination of PGIF.

   Each PGIF shareholder will receive the number of full and fractional shares of LCGF having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of PGIF. Shareholders of PGIF will recognize no gain or loss. If approved by the shareholders of PGIF, the Acquisition is expected to occur late in the last quarter of this year or early in 2007.

   The Acquisition requires shareholder approval. The shareholders of PGIF must approve the Acquisition of the assets and liabilities of PGIF by LCGF. Approval of the Acquisition requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of PGIF, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Fund means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   A quorum for the transaction of business by the shareholders of PGIF at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of PGIF entitled to vote at the Meeting.

   The Board of Directors of AIF concluded that participation by the Fund in the proposed Acquisition is in the best interests of the Fund and its shareholders. The Board of Directors also concluded that the proposed Acquisition would not dilute shareholders' economic interests. In reaching this conclusion, the Board of Directors considered, among other things, the similar investment strategies of the Funds, expense benefits for shareholders expected to result from the Acquisition, the cost thereof, and the tax-free nature of the acquisition by LCGF of the assets and liabilities of PGIF. For a more complete discussion of the factors considered by the Board of Directors in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                    SUMMARY

   The following summary highlights differences between LCGF and PGIF. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. Note that certain information is presented as of January 31, 2006. At the August 1-3, 2006 Regular Board Meetings referred to below, the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

Comparison of the Fees

   The expenses of the PGIF shares are currently subject to a waiver that caps the expenses of Class I shares at .90% and Class II shares at 1.20%. As shown below, for PGIF Class I shares, which consists primarily of Plan assets and is the largest class in asset size (approximately 97% of PGIF's assets), the expense ratio of the combined Fund would be .88%, which is essentially the same as the current expense ratio of .90% after the waiver. The Adviser does not intend to continue the waiver if the Acquisition is not approved. Therefore, the Acquisition would in effect result in a significant reduction in expenses for the combined Fund from the current, actual operating expense ratio of Class I shares of PGIF before waiver. The following table illustrates the expected reduction in expenses, before waiver, for PGIF Class I shares.

                                                     Total Annual
                                 Net Assets         Expense Ratio       Total Annual
                               (as of June 30,       After Waiver       Expense Ratio
                                    2006)      (as of January 31, 2006) Before Waiver
                               --------------- ------------------------ -------------
PGIF - Class I Shares           $75.9 million            .90%               1.26%
Combined Fund - Class I Shares  $88.6 million            .88%                 --

As the table indicates, the before waiver expenses of the PGIF Class I shares would be reduced by 0.38%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Funds as of January 31, 2006 and includes pro forma expenses for the combined Fund assuming that the Acquisition is approved by shareholders of PGIF. The anticipated expense reduction for other PGIF Classes of shares, before waiver, is significant for Plan assets in those Classes but more modest for retail assets. These other Classes constitute a small portion of PGIF's assets.

Comparison of Investment Advisory Fees

   While the advisory fee rate schedule for each of PGIF and LCGF is identical, LCGF pays a lower advisory fee because of its much larger size and so would the combined Fund. The effective advisory fee rates for the Funds, as of January 31, 2006, are as follows:

                                 Effective Advisory Projected
                                     Fee Rates      Reduction
                                 ------------------ ---------
                   PGIF                 .75%           .03%
                   LCGF                 .72%            --
                   Combined Fund        .72%            --

Comparison of Investment Objectives and Policies

   The investment objectives and strategies of the Funds are substantially the same. LCGF is a fund of significantly larger size and scale that employs the same investment strategy as PGIF. The following table shows the investment objective and principal investment strategies of each Fund:

                   Investment Objective                         Principal Investment Strategies
     ------------------------------------------------- --------------------------------------------------
LCGF LCGF's investment objective is long-term          Under normal circumstances, LCGF will invest
     growth of capital.                                at least 80% of its net assets in common stocks
                                                       of large-capitalization companies.

PGIF PGIF's investment objective is long-term growth   PGIF normally invests at least 80% of its total
     of capital by investing predominantly in equity   assets in the equity securities of U.S. companies.
     securities of a limited number of large-carefully Unlike most equity funds, the Fund focuses on a
     selected, high-quality U.S. companies that are    relatively small number of intensively researched
     judged likely to achieve superior earnings        companies.
     growth.

   Each Fund invests primarily in the equity securities of a limited number of large, intensively researched, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Furthermore, the Funds are subject to similar investment policies with few differences in their investment styles. For example, PGIF may invest up to 20% of its total assets in equity securities of non-U.S. companies whereas LCGF normally does not invest in equity securities of non-U.S. companies.

   Because the Funds pursue similar investment objectives, have largely similar investment strategies and the same portfolio management team and hold substantially similar securities, the proposed Acquisition will not result in significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective and strategies of LCGF. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B and information about the historical performance of the Funds is provided in Appendix C. You can find additional information on the Funds in the Prospectuses.

Principal Risks

   Each Fund is subject to market risk, management risk and focused portfolio risk. In addition, PGIF is subject to foreign risk and currency risk because of its investments in non-U.S. securities. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

   No gain or loss will be recognized by PGIF or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of LCGF received by a shareholder of PGIF (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of PGIF. The holding period of the shares of LCGF received by a shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of PGIF held by the shareholder, provided that such shares are held as capital assets by the shareholder of PGIF at the time of the Acquisition. The holding period and tax basis of each asset of PGIF in the hands of LCGF as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of PGIF prior to the Acquisition. Provided that PGIF shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

   The per share amount of capital loss carryforwards of PGIF before the Acquisition, as of January 31, 2006, was $27.03 per share (a total of approximately $197 million). The per share amount of capital loss carryforwards of LCGF before the Acquisition, as of January 31, 2006, was $47.46 per share (a total of approximately $8.7 billion or more than 200% of net assets) and, after giving effect to the Acquisition as if it occurred on such date, the amount of capital loss carryforwards available in the combined Fund would increase by a slight amount to $47.50. Shareholders of PGIF would benefit significantly from the substantial capital loss carryforwards that will be available in the combined Fund.

   Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Proposed Transaction.

Comparison of Distribution and Purchase Procedures

   The purchase procedures of the Funds are the same except that the Funds issue different, although comparable, classes of shares. The shares of PGIF are intended to be offered to financial intermediaries, primarily retirement and other qualified plans. Class I and Class II shares of PGIF may be purchased through a broker or financial adviser at NAV, without any initial or contingent sales charges. The initial investment minimum requirement is $2,000,000.

   The shares of LCGF are intended to be offered to a broad range of investors. The comparable classes of shares into which PGIF shares will be exchanged, as described above, are Class A, Class K, Class I, and Advisor Class shares.
Class A, Class K and Class I shares of LCGF are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class I shares of LCGF are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Advisor Class shares of LCGF may be purchased through a financial adviser at NAV.

   PGIF Class II shares and LCGF Class A shares have a .30% distribution (Rule 12b-1) fee. LCGF Class K shares into which PGIF Class II retirement shares, if any, will be exchanged have a slightly lower distribution fee of .25%. The shares of both Funds may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of LCGF is provided in Appendix E.

Service Providers

   The Funds have the same service providers, which will continue in their capacity after the Acquisition, with one exception. KPMG LLP, which is LCGF's independent registered public accounting firm, will serve in that capacity after the Acquisition in lieu of PGIF's current independent registered public accounting firm, which is Ernst & Young, LLP.

Comparison of Business Structures

   Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Generally, there are no significant differences between PGIF and LCGF in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix F.

                  INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

   This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of PGIF by LCGF and the subsequent termination of PGIF. The Meeting will be held at 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105 at 2:00 p.m., Eastern Time, on November 7, 2006. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of PGIF on or about September 20, 2006.

Description of the Acquisition Plan

   As provided in the Acquisition Plan, LCGF will acquire all the assets and assume all the liabilities of PGIF at the effective time of the Acquisition (the "Effective Time"). In return, LCGF will issue, and PGIF will distribute to its shareholders, a number of full and fractional shares of LCGF, determined by dividing the net value of all the assets of PGIF by the NAV of one share of LCGF. For this purpose, the Acquisition Plan provides the times for and methods of determining the net value of the assets of each Fund. The Acquisition Plan provides that shareholders of PGIF will be credited with shares of LCGF corresponding to the aggregate NAV of PGIF's shares that the shareholder holds of record at the Effective Time.

   Following the distribution of LCGF shares in full liquidation of PGIF, PGIF wind up its affairs and terminate as soon as is reasonably possible after the Acquisition. In the event the Acquisition does not receive the required shareholder approval, PGIF will continue its operations and its Directors will consider what future action, if any, is appropriate.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $132,500 and will be borne by the Adviser.

   The Acquisition is expected to occur late in the last quarter of this year or early in 2007. The Acquisition is conditioned upon approval of the Acquisition Plan by the shareholders of PGIF and PGIF satisfying the terms of the Acquisition Plan. Under applicable legal and regulatory requirements, none of PGIF's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Acquisition Plan. However, any shareholder of PGIF may redeem shares of common stock prior to the Acquisition.

   Completion of the Acquisition is subject to certain conditions set forth in the Acquisition Plan, some of which may be waived by a party to the Acquisition Plan. The Acquisition Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meeting that materially alters the obligations of either party. The parties to the Acquisition Plan may terminate the Acquisition Plan by mutual consent and either party has the right to terminate the Acquisition Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Acquisition Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Acquisition Plan is not in the best interest of its shareholders.

   A copy of a form of the Acquisition Plan for the Acquisition is attached as Appendix G.

Reasons for the Acquisition

   At the Regular Meeting of the Board of Directors of AIF held on August 1-3, 2006, the Adviser recommended that the Board of Directors approve and recommend to the Fund's shareholders for their approval the proposed Acquisition Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Fund and its shareholders. After careful consideration, the Board of Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of PGIF's shareholders and that the interests of existing shareholders of the Fund would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Acquisition Plan and Acquisition and recommended that the shareholders of PGIF vote in favor of the Acquisition by approving the Acquisition Plan.

   The Adviser presented the following reasons relative to the Acquisition:

  . PGIF is an open-end fund originally created in January 1998 to serve the institutional/retirement market. The Fund has share class pricing and total expense ratio caps aligned with pricing conventions in those markets. In the last year, the Adviser has developed, and the Board has approved, a new suite of share classes (R, K and I) within LCGF with essentially the same pricing and expense features and levels. Thus, there is no longer a need to have a stand alone "Institutional Fund" to access this investment strategy with the pricing demanded by those segments of the market. In addition, after interest in large cap growth stocks dwindled after the "bubble" burst in 2000, PGIF's assets under management declined, through both declines in the market value of its securities and client redemptions, to average net assets of $82 million as of January 31, 2006, making it expensive and inefficient from a total expense ratio perspective.

   At the meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things.

  . potential shareholder benefits including (i) the fact that, while the capped expenses of PGIF's Class I and II shares are approximately the same or, lower than the comparable Class of LCGF into which PGIF shares would be exchanged, due to the waiver of expenses by the Adviser, the expense ratios of the Class I and II shares without waiver are higher than the expense ratios for all comparable LCGF's share Classes, particularly for Plan assets, and that the Adviser does not intend to continue to waive expenses if the Acquisition is not approved, (ii) the ability of PGIF's shareholders to continue to be able to utilize PGIF's sizable capital loss carryforwards ($197 million or $27.03 per share as of January 31, 2006) after the Acquisition that would expire if the Fund were liquidated, which is an alternative considered by the Adviser in light of the Fund's small size and limited market appeal and (iii) the substantial capital loss carryforwards of LCGF ($8.7 billion or $47.46 per share as of January 31, 2006), which will benefit PGIF shareholders after the Acquisition;

  . the current asset levels of PGIF and the combined pro forma asset levels of LCGF;

  .   the historical performance results of the Funds;

  . the similar investment objectives and principal investment strategies of the Funds; and

  . the portfolio management team, which is the same for PGIF and LCGF, and will continue to manage their combined portfolios after the Acquisition.

   The Directors also considered, among other things:

  . the form of the Acquisition Plan and the terms and conditions of the Acquisition;

  .   the effect of the Acquisition on the advisory fees of the Funds;

  . whether the Acquisition would result in the dilution of shareholders' interests;

  .   the number of shareholder accounts and average account sizes of the Funds;

  . the Adviser's plan to discontinue its fee waiver for PGIF if the Acquisition is not approved by the shareholders of PGIF;

  .   changes in service providers that would result from the Acquisition;

  . the fact that realignment of the investment holdings of LCGF after consummation of the Acquisition is not anticipated;

  . the benefits of the Acquisition to persons other than PGIF and its shareholders, in particular, the Adviser, which will benefit from the elimination of monitoring and administrating PGIF, a relatively small fund, that is duplicative of its larger counterpart, LCGF;

  .   the fact that LCGF will assume all the liabilities of PGIF;

  .   the expected federal income tax consequences of the Acquisition;

  . whether the Acquisition would be preferable to acquisition by potential acquirors other than LCGF, including funds that are not sponsored by the Adviser;

  .   the costs of the Acquisition will be borne by the Adviser; and

  . the fact that the Adviser has agreed to indemnify LCGF for a three-year period against any undisclosed or other liability of PGIF and to reimburse LCGF for any costs in connection with investigating any such liability.

   Also on August 3, 2006, the Board of Directors of LCGF (comprised of the same persons as the Board of AIF) approved the proposed Acquisition Plan. No vote of shareholders of LCGF is required in connection with the Acquisition.

Description of Securities to be Issued

   Under the Acquisition Plan, LCGF will issue additional shares of common stock of its Class A, Advisor Class, Class K and Class I for distribution to PGIF. Under its Charter and Bylaws, LCGF may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

   When the acquisition of PGIF by LCGF is consummated, shareholders of Class I and Class II of PGIF in the Plans, if any, will receive Class I and Class K shares of LCGF, respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares in PGIF. Shareholders of Class I and Class II of PGIF who are not in the Plans will receive Advisor Class and Class A shares of LCGF, respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares in PGIF.

   Each share of LCGF represents an equal proportionate interest with other shares of LCGF. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to LCGF as authorized by the Board of Directors. Shares of LCGF entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of LCGF received by PGIF in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Acquisition Plan, PGIF will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment companies.

Surrender of PGIF Stock Certificates

   After the Acquisition Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of PGIF will not receive, upon surrender of the certificate, a certificate representing the number of LCGF shares distributable as a result of the Acquisition since LCGF will not issue certificates representing LCGF shares in connection with the Acquisition. Ownership of LCGF's shares will be shown on the books of LCGF's transfer agent. Promptly after the Acquisition Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to PGIF's certificate holders, instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of LCGF shares, no dividends will be paid to holders of certificates of PGIF until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on LCGF shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders PGIF share certificate for exchange.

Federal Income Tax Consequences

   Subject to certain stated assumptions contained therein, PGIF will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that PGIF and LCGF will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) a shareholder of PGIF will recognize no gain or loss on the exchange of the shareholder's shares of PGIF solely for shares of LCGF; (iii) neither PGIF nor LCGF will recognize any gain or loss upon the transfer of all of the assets of PGIF to LCGF in exchange for shares of LCGF and the assumption by LCGF of the liabilities of PGIF pursuant to the Acquisition Plan or upon the distribution of shares of LCGF to shareholders of PGIF in exchange for their respective shares of PGIF; (iv) the holding period and tax basis of the assets of PGIF acquired by LCGF will be the same as the holding period and tax basis that PGIF had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of LCGF received in connection with the Acquisition by each shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of PGIF surrendered in exchange therefore; (vi) the holding period of shares of LCGF received in connection with the Acquisition by each shareholder of PGIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of PGIF surrendered in exchange therefore, provided that such PGIF shares constitute capital assets in the hands of the shareholder as of the Closing Date; and
(vii) LCGF will succeed to the capital loss carryovers of PGIF, if any, under section 381 of the Code, but the use by LCGF of any such capital loss carryovers (and of capital loss carryovers of LCGF) may be subject to limitation under section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

   Shareholders of PGIF are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing and pro forma capitalization of the Funds, see Appendix H.

                          INFORMATION ABOUT THE FUNDS

   AIF and LCGF are each an open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1998 and 1992, respectively.

Management of the Funds

   The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of LCGF will continue to serve as the directors and officers of the combined Fund. Messrs. Syed J. Hasnain, David P. Handke, Jr., Michael J. Reilly, James
G. Reilly and P. Scott Wallace, the senior members of the Adviser's U.S. Large Cap Growth Investment Team, are primarily responsible for day-to-day management of PGIF's and LCGF's portfolios. Messrs. Syed J. Hasnain, David P. Handke,
Jr., Michael J. Reilly and P. Scott Wallace are Senior Vice Presidents of the Adviser with which they have been associated since prior to 2001. Mr. James G. Reilly is an Executive Vice President of the Adviser with which he has been associated since prior to 2001. Subsequent to the consummation of the Acquisition, Messrs. Syed J. Hasnain, David P. Handke, Jr., Michael J. Reilly, James G. Reilly and P. Scott Wallace will continue to be primarily responsible for day-to-day management of the combined Fund. The Prospectuses provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Advisory Agreement and Fees

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling more than $625 billion (of which more than $88 billion represented the assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts. The Adviser also serves as administrator for each Fund.

   Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. The advisory fee rate schedule for each of PGIF and LCGF are identical, but LCGF's effective advisory fee rate is lower than that of PGIF because of its much larger size. Under the Advisory Agreement of PGIF and LCGF, each Fund pays the Adviser an advisory fee at an annual rate of .75% as of January 31, 2006 and .72% as of January 31, 2006, respectively, of its average weekly net assets. Such fee is accrued daily and paid monthly.

   The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the investment advisory contracts of PGIF and LCGF is available in each Fund's Annual Report to Shareholders for fiscal years ended October 31, 2005, and July 31, 2005, respectively.

   The Adviser is the subject of certain legal proceedings instituted by the SEC and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix I.

Distributor

   AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of PGIF's and LCGF's shares. Under a Distribution Services Agreement, PGIF and LCGF pay distribution and service fees to the Distributor at an annual rate of up to ..30% of PGIF's average daily net assets attributable to its Class II shares, ..30% of LCGF's average daily net assets attributable to its Class A shares and ..25% of LCGF's average daily net assets attributable to its Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

   The Funds will have the same service providers after the Acquisition with one exception. ABIS, an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. State Street
Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Funds. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Funds. After the Acquisition, State Street Bank & Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Fund. Ernst & Young LLP serves as the independent registered public accounting firm of PGIF. KPMG LLP serves as the independent registered public accounting firm of LCGF and will continue to serve in that capacity for the combined Fund after the Acquisition.

                              VOTING INFORMATION

   The Board of Directors of PGIF has fixed the close of business on September 1, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix J to this Prospectus/Proxy Statement lists the total number of shares outstanding as of that date for each class of PGIF entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Fund, and contains information about the executive officers and Directors of each Fund and their shareholdings in each Fund.

   Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-800-331-5817. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone as indicated above), or by personally attending and voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

   Approval of the Acquisition requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of PGIF, as defined in the 1940 Act. Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Fund means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

   Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

   If any proposal, other than the Proposal to be voted on by the shareholders of PGIF, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for the transaction of business by the shareholders of PGIF at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of PGIF entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the Chairman of the Board of Directors may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

   PGIF has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, New York 10165, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of $1,500 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for PGIF by Seward & Kissel LLP.

                                    EXPERTS

   The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm for LCGF as of the end of the Fund's last fiscal year, and Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for PGIF, given on their authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for the Funds is available at Appendix K.

           THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF THE ASSETS AND LIABILITIES OF ALLIANCEBERNSTEIN PREMIER GROWTH
           INSTITUTIONAL FUND BY ALLIANCEBERNSTEIN LARGE CAP GROWTH
                                  FUND, INC.

                                  APPENDIX A

                                   FEE TABLE

   The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Acquisition. The information presented for the classes of shares of LCGF only includes the classes of shares that will be exchanged for corresponding classes of LCGF, not all classes of LCGF shares.

Shareholder Fees
(fees paid directly from your investment)

                                                              PGIF               LCGF
                                                            Class I   LCGF    (pro forma)
                                                              Plan   Class I    Class I
                                                            -------- ------- -------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                               None    None       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption price, whichever is
  lower)                                                      None    None       None
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                 None    None       None

                                                              PGIF    LCGF       LCGF
                                                            Class I  Advisor  (pro forma)
                                                            Non-Plan  Class  Advisor Class
                                                            -------- ------- -------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                               None    None       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption price, whichever is
  lower)                                                      None    None       None
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                 None    None       None

                                                              PGIF               LCGF
                                                            Class II  LCGF    (pro forma)
                                                              Plan   Class K    Class K
                                                            -------- ------- -------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                               None    None       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption price, whichever is
  lower)                                                      None    None       None
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                 None    None       None

                                                                     PGIF              LCGF
                                                                   Class II  LCGF   (pro forma)
                                                                   Non-Plan Class A   Class A
                                                                   -------- ------- -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                      None    4.25%*    4.25%*
Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption price, whichever is lower)   None    None      None
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                        None    None      None

--------
* Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                               PGIF                LCGF
                                              Class I    LCGF   (pro forma)
                                               Plan     Class I   Class I
                                              -------   ------- -----------
     Management Fees                            .75%      .72%      .72%
     Distribution and/or Service (12b-1) Fees  None      None      None
     Other Expenses                             .51%      .16%      .16%(a)
     Total Fund Operating Expenses             1.26%(b)   .88%      .88%

--------
(a)Based on estimated expenses.
(b)The expenses of the Class I shares of PGIF are currently subject to the Adviser's contractual waiver that caps the expenses of Class I shares at .90%. This waiver extends through the Fund's current fiscal year (October 31, 2006). Although the Adviser may extend its fee waiver for additional one-year terms, the Adviser does not plan to continue its fee waiver for PGIF if the Acquisition is not approved.

                                              PGIF      LCGF       LCGF
                                            Class I    Advisor  (pro forma)
                                            Non-Plan    Class  Advisor Class
                                            --------   ------- -------------
   Management Fees                             .75%      .72%       .72%
   Distribution and/or Service (12b-1) Fees   None      None       None
   Other Expenses                              .51%      .51%       .50%(a)
   Total Fund Operating Expenses              1.26%(b)  1.23%      1.22%

--------
(a)Based on estimated expenses.
(b)The expenses of the Class I shares of PGIF are currently subject to the Adviser's contractual waiver that caps the expenses of Class I shares at .90%. This waiver extends through the Fund's current fiscal year (October 31, 2006). Although the Adviser may extend its fee waiver for additional one-year terms, the Adviser does not plan to continue its fee waiver for PGIF if the Acquisition is not approved.

                                               PGIF                LCGF
                                             Class II    LCGF   (pro forma)
                                             Plan(a)    Class K   Class K
                                             --------   ------- -----------
    Management Fees                             .75%      .72%      .72%
    Distribution and/or Service (12b-1) Fees    .30%      .25%      .25%
    Other Expenses                              .51%      .24%      .24%(b)
    Total Fund Operating Expenses              1.56%(c)  1.21%     1.21%

--------
(a)Currently as of August 31, 2006, there are no Class II shares of PGIF that will be exchanged for Class K of LCGF.
(b)Based on estimated expenses.
(c)The expenses of the Class II shares of PGIF are currently subject to the Adviser's contractual waiver that caps the expenses of Class II shares at 1.20%. This waiver extends through the Fund's current fiscal year (October 31, 2006). Although the Adviser may extend its fee waiver for additional one-year terms, the Adviser does not plan to continue its fee waiver for PGIF if the Acquisition is not approved.

                                               PGIF                LCGF
                                             Class II    LCGF   (pro forma)
                                             Non-Plan   Class A   Class A
                                             --------   ------- -----------
    Management Fees                             .75%      .72%      .72%
    Distribution and/or Service (12b-1) Fees    .30%      .30%      .30%
    Other Expenses                              .51%      .51%      .50%(a)
    Total Fund Operating Expenses              1.56%(b)  1.53%     1.52%

--------
(a)Based on estimated expenses.
(b)The expenses of the Class II shares of PGIF are currently subject to the Adviser's contractual waiver that caps the expenses of Class II shares at 1.20%. This waiver extends through the Fund's current fiscal year (October 31, 2006). Although the Adviser may extend its fee waiver for additional one-year terms, the Adviser does not plan to continue its fee waiver for PGIF if the Acquisition is not approved.

EXAMPLE

   The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                                     LCGF         LCGF
                     PGIF    LCGF       LCGF      (pro forma)  (pro forma)
                   Class I  Class I Advisor Class   Class I   Advisor Class
                   -------- ------- ------------- ----------- -------------
    After 1 Year    $  128  $   90     $  125       $   90       $  124
    After 3 Years   $  400  $  281     $  390       $  281       $  387
    After 5 Years   $  692  $  488     $  676       $  488       $  670
    After 10 Years  $1,523  $1,084     $1,489       $1,084       $1,477

                                                     LCGF         LCGF
                     PGIF    LCGF       LCGF      (pro forma)  (pro forma)
                   Class II Class K    Class A      Class K      Class A
                   -------- ------- ------------- ----------- -------------
    After 1 Year    $  159  $  123     $  574       $  123       $  573
    After 3 Years   $  493  $  384     $  888       $  384       $  885
    After 5 Years   $  850  $  665     $1,224       $  665       $1,219
    After 10 Years  $1,856  $1,466     $2,171       $1,466       $2,160

   The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions, including that certain fixed costs involved in operating PGIF are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of LCGF and the Adviser.

                                  APPENDIX B

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                                            Investment Objectives

                              PGIF                              LCGF                     Differences
            ---------------------------------------- -------------------------- -----------------------------

Investment  The Fund's investment objective is       The Fund's investment      As a practical matter, the
Objective   long-term growth of capital by inves-    objective is long-term     Funds' investment ob-
            ting predominantly in equity secu-       growth of capital.         jectives are identical.
            rities of a limited number of large,
            carefully selected, high-quality U.S.
            companies that are judged likely to
            achieve superior earnings growth. (F)

                                           Investment Policies/1/


Status      The Fund is diversified. (F)             The Fund is                These policies are
            The Fund may not, with respect to        diversified. (F)           identical.
            75% of its assets, (i) have more than
            5% of its assets invested in any one
            issuer and (ii) own more than 10% of
            the outstanding voting securities of
            any one issuer. (F)

Investment  The Fund normally invests at least       Under normal circum-       LCGF is required to have
Policies    80% of its total assets in the equity    stances, the Fund will     a 80% policy regarding
            securities of U.S. companies. (F)        invest at least 80% of its large capitalization com-
                                                     net assets in common       panies because it has
                                                     stocks of large-           "large cap" in its name. In
                                                     capitalization companies.  practice, both Funds in-
                                                                                vest primarily in large
                                                                                capitalization companies.

Portfolio   Normally, the Fund invests in about      Normally, the Fund in-     N/A
Companies   40-60 companies, with the 25 most        vests in about 40-60
            highly regarded of these companies       companies, with the 25
            usually constituting approximately       most highly regarded of
            70% of the Fund's net assets.            these companies usually
                                                     constituting approx-
                                                     imately 70% of the
                                                     Fund's net assets.

Convertible The Fund may invest up to 20% of                                    PGIF does not invest in
Securities  its net assets in convertible                                       convertible securities and
            securities.                                                         the difference in this
                                                                                policy is therefore not
                                                                                material as a practical
                                                                                matter.

Non-U.S.    The Fund may invest up to 20% of         The Fund may invest in     PGIF has had more flexi-
Companies   its total assets in equity securities of foreign (non-U.S.)         bility to invest a greater
            foreign (non-U.S.) companies.            companies.                 portion of its assets in
                                                                                foreign (non-U.S.)
                                                                                companies.

Rights and  The Fund may invest up to 5% of its      The Fund may invest in     In practice, there is no dif-
Warrants    net assets in rights or warrants.        rights and warrants.       ference in these policies.

--------
/1/  Policies with the notation "F" are fundamental policies.

                                 PGIF                              LCGF                    Differences
               ---------------------------------------- --------------------------- --------------------------

Concentration  The Fund may not invest 25% or           The Fund may not concen-    These policies are
               more of the value of its total assets in trate investments in an     identical.
               the same industry except that this       industry, as concentration
               restriction does not apply to secu-      may be defined under the
               rities issued or guaranteed by the       1940 Act or the rules and
               U.S. Government its agencies and         regulations thereunder (as
               instrumentalities. (F)                   such statute, rules or
                                                        regulations may be
                                                        amended from time to
                                                        time) or by guidance re-
                                                        garding, interpretations
                                                        of, or exemptive orders
                                                        under, the 1940 Act or the
                                                        rules or regulations
                                                        thereunder published by
                                                        appropriate regulatory
                                                        authorities. (F)

Senior         The Fund may not issue senior secu-      The Fund may not issue      LCGF's policy permits it
Securities and rities (except to the extent that secu-  any senior security (as     to borrow up to the limits
Borrowing      rities lending may be considered         that term is defined in the imposed by the 1940 Act
               senior securities) or borrow money,      1940 Act) or borrow         which is up to 33 1/3% of
               except for temporary or emergency        money, except to the ex-    its assets, or for tempo-
               purposes in an amount not exceeding      tent permitted by the       rary or emergency pur-
               5% of the value of its total assets at   1940 Act or the rules and   poses, which is up to 5%
               the time the borrowing is made. (F)      regulations thereunder (as  of its assets. LCGF does
                                                        such statute, rules or      not normally maintain
                                                        regulations may be          significant borrowings.
                                                        amended from time to
                                                        time) or by guidance re-
                                                        garding, or interpretations
                                                        of, or exemptive orders
                                                        under, the 1940 Act or the
                                                        rules or regulations
                                                        thereunder published by
                                                        appropriate regulatory
                                                        authorities.
                                                        For the purposes of this
                                                        restriction, collateral ar-
                                                        rangements, including for
                                                        example, with respect to
                                                        options, futures contracts
                                                        and options on futures
                                                        contracts and collateral
                                                        arrangements with respect
                                                        to initial and variation
                                                        margin, are not deemed to
                                                        be the issuance of a senior
                                                        security. (F)

                                PGIF                               LCGF                    Differences
               --------------------------------------- ---------------------------- --------------------------

Options and    The Fund may not write put options. (F) The Fund may purchase        In practice, there is no
Futures        The Fund may write covered              and sell exchange-traded     difference in these
               exchange-traded call options on its     index option and stock       policies.
               securities of up to 15% of its total    index futures contracts.
               assets, and purchase and sell           The Fund may write
               exchange-traded call and put options    exchange-traded call op-
               on common stocks written by others      tions on its securities and
               of up to, for all options, 10% of its   purchase and sell
               total assets.                           exchange-traded call and
               The Fund will not purchase puts,        put options on common
               calls, straddles, spreads and any       stocks written by others.
               combination thereof if by reason
               thereof the value of its aggregate in-
               vestment in such classes of securities
               will exceed 5% of its total assets.
               The Fund will not engage in options
               transactions if the aggregate pre-
               miums paid on all options which are
               held by the Fund at any time exceed
               20% of the Fund's total net assets.
               The Fund will not write a call option
               if, as a result, the aggregate of the
               Fund's portfolio securities subject to
               outstanding call options (valued at
               the lower of the option prices or
               market values of such securities)
               would exceed 15% of the Fund's
               total assets.
               The aggregate cost of all outstanding
               options purchased and held by the Fund,
               including options on market indices as
               described below, will at no time exceed
               10% of the Fund's total assets.

Investments in The Fund may not purchase the secu-     The Fund may invest in the   LCGF has the flexibility
Other          rities of any other investment com-     securities of other invest-  to invest in other invest-
Investment     pany or investment trust, except        ment companies, including    ment companies as
Companies      when such purchase is part of a         exchange-traded funds, to    permitted by applicable
               merger, consolidation or acquisition    the extent permitted under   law while PGIF does not.
               of assets. (F)                          the 1940 Act or the rules
                                                       and regulations thereunder
                                                       (as such statute, rules or
                                                       regulations may be
                                                       amended from time to
                                                       time) or by guidance re-
                                                       garding, interpretations of,
                                                       or exemptive orders under,
                                                       the 1940 Act or the rules or
                                                       regulations thereunder
                                                       published by appropriate
                                                       regulatory authorities. (F)

                               PGIF                              LCGF                     Differences
              -------------------------------------- ---------------------------- ---------------------------

Real Estate   The Fund may not purchase or sell      The Fund may not pur-        In practice, there is no
              real estate except that it may pur-    chase or sell real estate    difference in these
              chase and sell securities of compa-    except that it may dispose   policies.
              nies which deal in real estate or      of real estate acquired as a
              interests therein. (F)                 result of the ownership of
              The Fund will not invest in real es-   securities or other instru-
              tate partnerships.                     ments. This restriction
                                                     does not prohibit the Fund
                                                     from investing in secu-
                                                     rities or other instruments
                                                     backed by real estate or in
                                                     securities of companies
                                                     engaged in the real estate
                                                     business. (F)

Commodities   The Fund may not purchase or sell      The Fund may not pur-        LCGF has greater flexi-
              commodities or commodity contracts     chase or sell commodities    bility to invest in futures
              (other than stock index futures        regulated by the             contracts and options on
              contracts). (F)                        Commodity Futures Trad-      futures contracts.
              The Fund will not enter into any fu-   ing Commission under
              tures contracts or options on futures  the Commodity Exchange
              contracts if immediately thereafter    Act or commodities con-
              the market values of the outstanding   tracts except for futures
              futures contracts of the Fund and the  contracts and options on currencies and futures contracts sub-  futures contracts. (F)
              ject to outstanding options written by
              the Fund would exceed 50% of its
              total assets. In addition, the Fund
              may not purchase or sell a stock in-
              dex future if immediately thereafter
              more than 30% of its total assets
              would be hedged by stock index fu-
              tures and may not purchase or sell a
              stock index futures if, immediately
              thereafter, the sum of the amount of
              margin deposits on the Fund's exist-
              ing futures positions would exceed
              5% of the market value of the Fund's
              total assets.
              The Fund will not purchase or sell a
              stock index future if, immediately
              thereafter, the sum of the amount of
              margin deposits on the Fund's exist-
              ing futures positions would exceed
              5% of the market value of the Fund's
              total assets.

Pledging,     The Fund may not pledge, mortgage,                                  PGIF's policy was required
Mortgaging,   hypothecate or otherwise encumber                                   under state law or "blue
and           any of its assets except in connection                              sky" requirements that have
Hypothecation with the writing of call options and                                been preempted by federal
              except to secure permitted                                          legislation and no longer
              borrowings. (F)                                                     apply to the Funds.

                                PGIF                               LCGF                     Differences
               --------------------------------------- ---------------------------- ---------------------------

Investments in The Fund may not invest in the secu-                                 PGIF's policy was re-
Unseasoned     rities of any issuer which has a re-                                 quired under state law or
Companies      cord of less than three years of                                     "blue sky" requirements
               continuous operation (including the                                  that have been preempted
               operation of any predecessor) if as a                                by federal legislation and
               result more than 10% of the value of                                 no longer apply to the
               the total assets of the Fund would be                                funds.
               invested in the securities of such is-
               suer or issuers. (F)

Loans          The Fund may not make loans to          The Fund may not make        As a practical matter, the
               other persons, except that the Fund     loans except through (i)     Funds' policies are sub-
               may lend its portfolio securities in    the purchase of debt obli-   stantially the same.
               accordance with applicable laws.        gations in accordance
               The acquisition of investment secu-     with its investment ob-
               rities or other investment instruments  jectives and policies; (ii)
               shall not be deemed the making of a     the lending of Fund secu-
               loan. (F)                               rities; (iii) the use of re-
                                                       purchase agreements; or
                                                       (iv) the making of loans
                                                       to affiliated funds as
                                                       permitted under the 1940
                                                       Act, the rules and regu-
                                                       lations thereunder (as
                                                       such statutes, rule or
                                                       regulations may be
                                                       amended from time to
                                                       time), or by guidance re-
                                                       garding, and inter-
                                                       pretations of, or
                                                       exemptive orders under,
                                                       the 1940 Act. (F)

Joint and      The Fund may not participate on a                                    PGIF's policy was required
Several        joint or joint and several basis in any                              under state law or "blue
Trading        securities trading account. (F)                                      sky" requirements that have
                                                                                    been preempted by federal
                                                                                    legislation and no longer
                                                                                    apply to the Funds.

Investment to  The Fund may not invest in compa-                                    PGIF's policy was re-
Exercise       nies for the purpose of exercising                                   quired under state law or
Control        control. (F)                                                         "blue sky" requirements
                                                                                    that have been preempted
                                                                                    by federal legislation and
                                                                                    no longer apply to the
                                                                                    Funds.

Oil, Gas and   The Fund may not invest in interests                                 PGIF's policy was re-
Minerals       in oil, gas or other mineral explora-                                quired under state law or
               tion or development programs except                                  "blue sky" requirements
               that it may purchase and sell secu-                                  that have been preempted
               rities of companies that deal in oil,                                by federal legislation and
               gas or other mineral exploration or                                  no longer apply to the
               development programs. (F)                                            Funds.
               The Fund will not invest in mineral
               leases.

                                PGIF                               LCGF                     Differences
              ----------------------------------------- --------------------------- ---------------------------

Short Sales   The Fund will not make short sales        The Fund may make short     As a practical matter,
              of securities. (F)                        sales a part of overall     there are no differences in
                                                        portfolio management or     the Funds' policies be-
                                                        to offset a potential de-   cause LCGF does not
                                                        cline in the value of a     engage in short sales.
                                                        security.

Margin        The Fund may not purchase securities      Incorporated in senior      As a practical matter,
              on margin except for such short-term      security policy described   there are no differences in
              credits as may be necessary for the       above.                      the Funds' policies.
              clearance of transactions. (F)

Underwriting  The Fund may not act as an under-         The Fund may not act as     As a practical matter,
of Securities writer of securities except that the      an underwriter of secu-     there are no differences in
              Fund may acquire restricted secu-         rities, except that a Fund  the Funds' policies.
              rities or securities in private place-    may acquire restricted
              ments under circumstances in which,       securities under circum-
              if such securities were sold, the Fund    stances in which, if such
              might be deemed to be an under-           securities were sold, the
              writer within the meaning of the          Fund might be deemed to
              Securities Act. (F)                       be an underwriter for
                                                        purposes of the Securities
                                                        Act of 1933, as amended
                                                        (the "Securities Act"). (F)

Lending of    The Fund may make loans of portfo-        The Fund may lend Fund      As a practical matter, the
Securities    lio securities up to 33 1/3% of its total securities to the extent    Funds' policies are
              assets (including collateral for any      permitted under the 1940    identical because loans of
              security loaned).                         Act or the rules and regu-  securities are limited to
                                                        lations thereunder (as      33 1/3% of assets under
                                                        such statute, rules or      the 1940 Act.
                                                        regulations may be
                                                        amended from time to
                                                        time) or by guidance re-
                                                        garding, interpretations
                                                        of, or exemptive orders
                                                        under, the 1940 Act.

Adviser       The Fund will not purchase or retain                                  PGIF's policy was re-
Affiliate     the securities of any issuer if each of                               quired under state law or
Securities    the Fund's officers, directors or in-                                 "blue sky" requirements
              vestment adviser who owns benefi-                                     that have been preempted
              cially more than one-half of one                                      by federal legislation and
              percent of the securities of such is-                                 no longer apply to the
              suer together own beneficially more                                   Funds.
              than five percent of the securities of
              such issuer.

Illiquid      The Fund will not purchase illiquid       The Fund will limit its     As a practical matter,
Securities    securities if immediately after such      investment in illiquid      these policies are the
              investment more than 15% of the           securities to no more than  same.
              Fund's net assets (taken at market        15% of net assets or such
              value) would be so invested.              other amount permitted
                                                        by guidance regarding the
                                                        1940 Act.

                                  APPENDIX C

                               FUND PERFORMANCE

   The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2005, for Class I shares of PGIF and Class A shares of LCGF.

   They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that LCGF will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

                                     PGIF

Bar Chart

                                    [CHART]

1996     1997   1998    1999    2000    2001     2002    2003    2004   2005
----     ----   ----    ----    ----    ----     ----    ----    ----   ----
 n/a     n/a    n/a    29.40  -17.60   -22.75   -30.57   23.22   9.04   15.19


                                                            Calendar Year End

   The annual returns in the bar chart are for the Fund's Class I shares. Through June 30, 2006, the year-to-date unannualized return for Class I shares was -7.72%.

Best Quarter was up 20.08%, 4th quarter, 1999; and Worst Quarter was down -19.23%, 3rd quarter, 2001.

                                     LCGF

Bar Chart

                                    [CHART]

1996     1997   1998    1999    2000    2001     2002    2003    2004   2005
----     ----   ----    ----    ----    ----     ----    ----    ----   ----
24.14   32.67   49.31  28.98   -19.87   -23.92   -32.38   22.71   8.19   14.15


                                                                 Calendar Year

   The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2006, the year-to-date unannualized return for Class A shares was -7.93%.

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

   The following tables list PGIF's and LCGF's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ending December 31, 2005 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

PGIF - PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2005)

                                                                               Since
                                                              1 Year 5 Years Inception*
                                                              ------ ------- ----------
Class I**                 Return Before Taxes                 15.19%  -3.66%    3.69%
                          Return After Taxes on Distributions 15.19%  -3.66%    3.13%
                          Return After Taxes on Distributions
                          and Sale of Fund Shares              9.87%  -3.07%    2.98%
Class II                  Return Before Taxes                 14.74%  -3.97%    3.34%
Russell 1000 Growth Index (reflects no deduction for fees,
                          expenses, or taxes)                  5.26%  -3.58%    2.26%

--------
*  Inception Date for both Classes is 1/7/98.
** After-tax returns:
  - Are shown for Class I shares only and will vary for Class II shares because these Classes have different expense ratios;

  - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LCGF - PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                                              1 Year** 5 Years** 10 Years**
                                                              -------- --------- ----------
Class A***                Return Before Taxes                   9.29%    -5.69%     6.61%
                          Return After Taxes on Distributions   9.29%    -5.69%     5.85%
                          Return After Taxes on Distributions
                          and Sale of Fund Shares               6.04%    -4.74%     5.58%
Class K                   Return Before Taxes                  14.59%    -4.75%     7.17%
Class I                   Return Before Taxes                  14.81%    -4.52%     7.43%
Advisor Class             Return Before Taxes                  14.54%    -4.58%     7.42%
Russell 1000 Growth Index (reflects no deduction for fees,
                          expenses, or taxes)                   5.26%    -3.58%     6.73%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges.
** Inception Date for Advisor Class is 10/1/96. Inception Date for Class K and
   Class I is 3/1/05. Performance information for periods prior to the inception of Class K, Class I and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratios of Class K and Class I and Advisor Class shares.
***After-tax returns:
  - Are shown for Class A shares only and will vary for Advisor Class shares because Adviser Class has a different expense ratio;
  - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                  APPENDIX D

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

   Among the principal risks of investing in a Fund are market risk, foreign (non-U.S.) risk, currency risk, focused portfolio risk and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk             This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Foreign (Non-U.S.) Risk A Fund's investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory tax-
                        ation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these secu-
                        rities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Currency Risk           This is the risk that fluctuations in the exchange rates between the U.S.
                        Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

Focused Portfolio Risk  Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more sig-
                        nificant effect, either negative or positive on the Portfolio's net asset value.

Management Risk         Each Fund is subject to management risk because it is an actively man-
                        aged investment portfolio. The Adviser will apply its investment tech-
                        niques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                  APPENDIX E

    CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS K, CLASS I AND ADVISOR
                             CLASS SHARES OF LCGF

How to Buy Shares

Class A, Class K and Class I Shares

   Class A, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:
Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

   Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates.

   Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

   Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class K and Class I shares are sold without an initial sales charge.

Advisor Class Shares

   You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

  . through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

  . through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

  . by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

   The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Required Information

   The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

   The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

   This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated.

                               -----------------

                           What is a Rule 12b-1 Fee?

       A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

                               -----------------

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

   The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:

                                 Distribution and/or Service
                                   (Rule 12b-1) Fee (as a
                                   Percentage of Aggregate
                                  Average Daily Net Assets)
                                 ---------------------------
                   Class A                  .30%*
                   Class K                  .25%
                   Class I                  None
                   Advisor Class            None

--------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of LCGF is .50% of the aggregate average daily net assets. The Directors of LCGF currently limit the payments to .30%.

   Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

   Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class K and Class I Shares

   Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares - Fee-Based Program Alternative

   You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

   The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                               -----------------

                       What is a Financial Intermediary?

       A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

                               -----------------

   In the case of Class A shares, the Fund's principal underwriter, AllianceBernstein Investments, Inc. or ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares. Your financial intermediary receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  .   12b-1 fees

  .   additional distribution support

  .   defrayal of costs for educational seminars and training

  .   payments related to providing shareholder record-keeping and/or transfer

  .   agency services

   In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

Other Payments for Distribution Services and Educational Support

   In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. For 2005, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds. A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Fund's Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

   As of the date of the Fund's most recent Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  American Express Financial Advisors
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial
  IFMG Securities
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco Private Ledger
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  NPH Holdings
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher

  Securities America
  SunTrust Bank
  UBS Financial
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo

   Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

How to Exchange Shares

   You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

   You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange ("NYSE") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

   The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally

   While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

   A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

   A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading

   Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

       Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

       Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

       Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity

   A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

   The Fund's NAV is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m., Eastern Time), only on days when the NYSE is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

   The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the

Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

   Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                  APPENDIX F

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern PGIF and LCGF are substantially similar. Accordingly, except otherwise noted below, there are no significant differences between PGIF and LCGF in terms of their respective corporate organizational structures.

General

   Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under the Funds' Charters, a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. In addition, shareholder-requested special meetings of shareholders for any other purpose shall be called by a Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

   For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

   The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as Maryland corporations and thus their shareholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, PGIF and LCGF are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

   PGIF and LCGF have the same dividends and distributions policies. While each of PGIF and LCGF intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

   Each of PGIF's and LCGF's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

   The charters of each of the Funds generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

   Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Each Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                  APPENDIX G

        FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION AMONG ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND, A SERIES OF
    ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC., ALLIANCEBERNSTEIN L.P. AND
                 ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

               AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

         RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

             ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND,
            A SERIES OF ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.

                                     As of

                                August 4, 2006

   This Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") is made as of this 4th day of August, 2006, by and among AllianceBernstein Large Cap Growth Fund Inc. ("LCGF"), a Maryland corporation, AllianceBernstein Premier Growth Institutional Fund (the "Acquired Fund"), a series of AllianceBernstein Institutional Funds, Inc., a Maryland corporation, and AllianceBernstein L.P. (the "Adviser").

   WHEREAS, LCGF and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class I shares held by stockholders who are in retirement and deferred compensation plans (the "Plans" and the stockholders in such plans, "Plan Stockholders") in exchange for Class I shares of equal net asset value of LCGF ("Class I Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by stockholders who are not in the Plans ("Non-Plan Stockholders") in exchange for Advisor Class shares of equal net asset value of LCGF ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class II shares held by Plan Stockholders in exchange for Class K shares of equal net asset value of LCGF ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class II shares held by Non-Plan Stockholders in exchange for Class A shares of equal net asset value of LCGF ("Class A Acquisition Shares" and together with the Class I Acquisition Shares, Advisor Class Acquisition Shares and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class I Acquisition Shares, the Advisor Class Acquisition Shares, the Class K Acquisition Shares and the Class A Acquisition Shares to Plan Stockholders of Class I, Non-Plan Stockholders of Class I, Plan Stockholders of Class II and Non-Plan Stockholders of Class II, respectively, of the Acquired Fund (the "Acquisition"); and

   WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, LCGF and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

   Now, therefore, LCGF and the Acquired Fund agree as follows:

1. Definitions

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act       Securities Exchange Act of 1934, as amended

1933 Act       Securities Act of 1933, as amended.

Assets         All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims
               (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
               (including dividend and interest receivables) owned by the Acquired
               Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the
               Acquired Fund's books.

Closing Date   Shall be on such other date following the date that stockholders of the
               Acquired Fund approve the Acquisition Plan as the parties may agree.

Effective Time 5:00 p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.


Financial Statements        The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                        LCGF and/or the Acquired Fund, as the case may be.

Liabilities                 All liabilities, expenses and obligations of any kind whatsoever of the
                            Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition, if any, contemplated hereby to be paid by the Adviser pursuant to Section 24 of this Acquisition Plan, which shall not be assumed or paid by the LCGF, shall not fall within the definition of
                            Liabilities for purposes of this Acquisition Plan.

N-14 Registration Statement The Registration Statement of LCGF on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition and will include the proxy materials necessary for the stockholders of the
                            Acquired Fund to approve the Acquisition.

Valuation Time              The close of regular session trading on the New York Stock Exchange
                            ("NYSE") on the Closing Date, when for purposes of the Acquisition
                            Plan, LCGF determines its net asset value per Acquisition Share and the
                            Acquired Fund determines the net value of the Assets.

NAV                         A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings

   LCGF shall promptly prepare and file the N-14 Registration Statement with the SEC, and LCGF and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Stockholder Action

   As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Acquisition Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4. Transfer of the Acquired Fund's Assets

   LCGF and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing
       (a) all the excess of

       (i) Acquired Fund's investment income excludable from gross income under
       Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code
       Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on October 31, 2006, and the short taxable year beginning on November 1, 2006, and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to LCGF, subject to the Liabilities. LCGF shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of LCGF, and (ii) the Liabilities at the Effective Time shall attach to LCGF, and shall be enforceable against LCGF to the same extent as if initially incurred by LCGF.

    (d)Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to LCGF. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of LCGF. Within a reasonable time after receipt of the list and prior to the Closing Date, LCGF will advise the Acquired Fund in writing of any investments shown on the list that LCGF has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if LCGF determines that, as a result of the Acquisition, LCGF would own an aggregate amount of an investment that would exceed a percentage limitation applicable to LCGF, LCGF will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e)The Acquired Fund shall assign, transfer, deliver and convey the Assets to LCGF at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class I held by Plan Stockholders, shares of Class I held by Non-Plan Stockholders, shares of Class II held by Plan Stockholders and shares of Class II held by Non-Plan Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class I, Advisor Class, Class K or Class A Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, LCGF shall simultaneously issue and deliver to the Acquired Fund the number of Class I, Advisor Class, Class K, and Class A Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

       (2)The NAV of Class I, Advisor Class, Class K and Class A Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with LCGF's then applicable valuation procedures, and the net value of the Assets to be conveyed to LCGF shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

       (3)The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for LCGF (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of LCGF, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by LCGF.

    (f)Promptly after the Closing Date, the Acquired Fund will deliver to LCGF a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

   The Acquired Fund and LCGF also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Plan Stockholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; to its Non-Plan Stockholders of Class I of record, Advisor Class Acquisition shares received by the Acquired Fund pursuant to
       Section 4(e)(1) of this Acquisition Plan; to its Plan Stockholders of Class II of record, Class K Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan; and to its Non-Plan Stockholders of Class II of record, Class A Acquisition Shares received by the Acquired Fund pursuant to Section 4(e)(1) of this Acquisition Plan. LCGF shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund stockholders and the types and amounts of LCGF shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional LCGF shares shall be carried to the second decimal place. LCGF shall not issue certificates representing LCGF shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of LCGF's shares will be shown on the books of LCGF's transfer agent.

       Following distribution by the Acquired Fund to its stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

    (b)At and after the Closing Date, the Acquired Fund shall provide LCGF and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund

   The Acquired Fund represents and warrants to LCGF as follows:

    (a)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

    (c)The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

    (d)The Acquired Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e)The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and
       (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f)The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g)The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

    (h)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i)The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to LCGF, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j)To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k)To the knowledge of the Acquired Fund, except as has been disclosed in writing to LCGF, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired

       Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

    (l)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

    (m)The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to LCGF, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n)For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning November 1, 2005, and will continue to apply through the Closing Date.

    (o)Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (p)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the LCGF.

    (q)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

    (r)The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7. Certain Representations and Warranties of LCGF

   LCGF represents and warrants to the Acquired Fund as follows:

    (a)LCGF is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. LCGF is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)LCGF shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in
       Section 4(b) hereof.

    (c)LCGF has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

    (d)The Board of Directors of LCGF has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of LCGF have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not violate the Charter of LCGF, its Bylaws or any material agreement to which LCGF is subject. Except for the approval of its Board, LCGF does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

    (e)LCGF has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (f)The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to LCGF, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (g)LCGF has duly authorized and validly issued all issued and outstanding shares of common stock of LCGF, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. LCGF has duly authorized the Class I, Advisor Class, Class K and Class A shares of LCGF referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class I, Advisor Class, Class K and Class A shares of LCGF shall be validly issued, fully paid and non-assessable, and no stockholder of LCGF shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

    (h)To the knowledge of LCGF, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against LCGF or any of its properties or assets or any person whom LCGF may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that LCGF currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against LCGF. LCGF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

    (i)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, LCGF is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (j)LCGF has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of LCGF's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of LCGF's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. LCGF will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (k)For federal income tax purposes, LCGF qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to LCGF for the remainder of its current taxable year beginning August 1, 2006, and will continue to apply through the Closing Date.

    (l)The Financial Statements of LCGF, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of LCGF's most recent fiscal year-end and the results of LCGF's operations and changes in LCGF's net assets for the period indicated.

    (m)Since the date of the Financial Statements of LCGF, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

    (n)LCGF's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

    (o)LCGF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8. Conditions to the Obligations of LCGF and the Acquired Fund

   The obligations of LCGF and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Acquisition Plan.

    (b)LCGF and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of LCGF or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c)LCGF and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d)There has been no material adverse change in the financial condition, results of operations, business, properties or assets of LCGF or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

    (e)LCGF and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

       (1)the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that LCGF and the Acquired Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

       (2)a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for Acquisition Shares;

       (3)neither the Acquired Fund nor LCGF will recognize any gain or loss upon the transfer of all of the Assets to LCGF in exchange for Acquisition Shares and the assumption by LCGF of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

       (4)the holding period and tax basis of the Assets acquired by LCGF will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

       (5)the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore, and increased by any gain recognized on the exchange;

       (6)the holding period of Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and

       (7)LCGF will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by LCGF of any such capital loss carryovers (and of capital loss carryovers of LCGF) may be subject to limitation under Section 383 of the Code.

       The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

       Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

    (f)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of LCGF, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

    (h)The SEC shall not have issued any unfavorable advisory report under
       Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i)Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 13 of this Acquisition Plan.

9. Conditions to the Obligations of the Acquired Fund

   The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to LCGF, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

       (1)LCGF is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

       (2)This Acquisition Plan has been duly authorized, executed and delivered by LCGF and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

       (3)The Class I, Advisor Class, Class K and Class A Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by LCGF;

       (4)The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of LCGF, its Bylaws or any agreement of LCGF known to such counsel, after reasonable inquiry; and

       (5)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for LCGF to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of LCGF.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of LCGF as to factual matters.

    (b)LCGF shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.Conditions to the Obligations of LCGF

   The obligations of LCGF with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)LCGF shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to LCGF and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

       (2)This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by LCGF, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

       (3)The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the stockholders of LCGF is required under its Charter, Bylaws or applicable law; and

       (4)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
       (iii) limit such opinion to applicable federal and state law,
       (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b)LCGF shall have received a letter from the Adviser agreeing to indemnify LCGF in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to LCGF.

11.Closing

    (a)The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

    (b)In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the LCGF is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or LCGF upon the giving of written notice to the other party.

    (c)LCGF will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of LCGF. After the Closing Date, the LCGF will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

    (d)At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

12.Survival of Representations and Warranties

   No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.Termination of Acquisition Plan

   A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

14.Governing Law

   This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.Brokerage Fees

   Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Acquisition Plan.

16.Amendments

   The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Acquisition Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.Waivers

   At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.Indemnification of Directors

   LCGF agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of the LCGF and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against LCGF, its successors or assigns.

19.Cooperation and Further Assurances

   Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.Updating of N-14 Registration Statement

   If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

21.Limitation on Liabilities

   The obligations of the Acquired Fund and LCGF shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or LCGF personally, but shall bind only the Acquired Fund or LCGF, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or LCGF, as appropriate.

22.Termination of the Acquired Fund

   If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act and will terminate.

23.Notices

   Any notice, report, statement, certificate or demand required or permitted by any provision of the Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

   For the Acquired Fund:

             AllianceBernstein Institutional Funds, Inc - AllianceBernstein Premier Growth
             Institutional Fund

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

   For LCGF:

             AllianceBernstein Large Cap Growth Fund, Inc.

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

24.Expenses

   The Acquisition expenses shall be paid by the Adviser.

25.General

   This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in the Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

   In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Institutional Funds, Inc -
  AllianceBernstein Premier Growth Institutional Fund

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

AllianceBernstein Large Cap Growth Fund, Inc.

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

Accepted and agreed with respect to
  Section 24 only:

AllianceBernstein L.P.

By: AllianceBernstein Corporation, its General Partner


By: ---------------------------------


    Name:           -------------------------


    Title:          -------------------------

                                  APPENDIX H

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of each of PGIF and LCGF as of July 31, 2006 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of PGIF by LCGF at net asset value as of July 31, 2006.

                                                   Pro Forma       LCGF
                        PGIF(a)        LCGF       Adjustments (pro forma)(b)
                       ----------- -------------- ----------- --------------
                        Class I       Class I                    Class I
                       ----------- --------------             --------------
   Net Asset Value     $72,147,032 $   10,836,725             $   82,983,757
   Shares outstanding    7,002,684        579,435 (3,145,014)      4,437,106
   Net asset value per
   share               $     10.30 $        18.70             $        18.70

                        Class I    Advisor Class              Advisor Class
                       ----------- --------------             --------------
   Net Asset Value     $    75,500 $  151,814,693             $  151,890,193
   Shares outstanding        7,328      7,903,787     (3,397)      7,907,717
   Net asset value per
   share               $     10.30 $        19.21             $        19.21

                        Class II      Class A                    Class A
                       ----------- --------------             --------------
   Net Asset Value     $ 2,282,780 $1,094,613,787             $1,096,896,567
   Shares outstanding      228,170     58,977,655   (105,174)     59,100,650
   Net asset value per
   share               $     10.00 $        18.56             $        18.56

--------
(a)Currently as of August 31, 2006, there are no Class II shares of PGIF that will be exchanged for Class K of LCGF.
(b)Assumes the Acquisition was consummated on July 31, 2006 and is for information purposes only. No assurance can be given as to how many shares of LCGF will be received by the shareholders of PGIF on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of LCGF that actually will be received on or after such date.

                                  APPENDIX I

                               LEGAL PROCEEDINGS

   As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

   On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and
       (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

   In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

   A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

   In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

   On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

   Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

   On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

   On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

   On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

   On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

   On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

   On June 22, 2004, a purported class action complaint entitled Aucoin, et al.
v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

   Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

   On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

   It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

   On August 7, 2006, the Mutual Fund MDL signed an Order staying the actions (including discovery) against the Alliance defendants pending settlement.

                                  APPENDIX J

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

   As of January 1, 2006 each Fund had the following number of shares of common stock outstanding.

                                    Number of Outstanding
                                          Shares of
                       Fund  Class      Common Stock
                       ---- ------- ---------------------
                       PGIF    I          7,015,329
                              II            283,903
                       LCGF    A         70,036,279
                            Advisor       7,623,938
                               K              3,199
                               I            119,701

Ownership of Shares

   As of July 20, 2006, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                                   Number of        Percentage of
                                               Outstanding Shares Outstanding Shares
Fund and Class Name and Address of Shareholder   of Class Owned     of Class Owned
-------------- ------------------------------- ------------------ ------------------
PGIF
 Class I       PIMS/Prudential Retirement        1,892,498.365          27.01%
               300 International PKWY STE 270
               Heathrow, FL 32746

               Trust for Profit Sharing PL       3,562,794.086          50.85%
               1345 Avenue of Americas
               New York, NY 10105

               Investors Bank & Trust Co           736,703.762          10.51%
               4 Manhattanville Road
               Purchase, NY 10577

LCGF
 Class A       Pershing LLC                      3,793,661.394           6.40%
               P.O. Box 2052
               Jersey City, NJ 07303

               MLPF&S For Sole Benefit of Its    6,932,813.423          11.70%
               Customers
               4800 Deer Lake Drive East,
               2nd Floor
               Jacksonville, FL 32246

 Advisor Class Merrill Lynch                       610,528.604           7.73%
               4800 Deer Lake Drive East
               2nd Floor
               Jacksonville, FL 32246

                                                     Number of        Percentage of
                                                 Outstanding Shares Outstanding Shares
Fund and Class Name and Address of Shareholder     of Class Owned     of Class Owned
-------------- --------------------------------- ------------------ ------------------
               Citigroup Global Markets              685,223.563           8.68%
               333 West 34th Street - 3rd Floor
               New York, NY 10001

               Collegebound Fund                   1,700,908.988          21.53%
               500 Plaza Drive
               Secaucus, NJ 07094

   Class K     Dunkirk Printing Pressmen &            57,415.766          67.55%
               Assistants Union Local
               Pension Plan
               100 Winners Circle
               Brentwood, TN 37027

               Union Bank of CA Trust Nominee         17,216.818          20.25%
               P.O. Box 85484
               San Diego, CA 92186

   Class I     Union Bank of CA Trust Nominee         60,465.862          10.58%
               J. D'Addario & Company MPP
               Employees Pension Plan
               P.O. Box 85484
               San Diego California 92186

               Union Bank of CA Trust Nominee        114,423.230          20.02%
               Associated Radiologist PA
               401K PSP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee         89,537.601          15.67%
               Muskegon Surgical Associates PC
               401 K Retirement Plan
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee         29,984.668           5.25%
               Worldwide Dreams Deferred Comp PL
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee         96,031.226          16.80%
               George Little Mfmt LLC
               401K PSP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Nominee FBO           40,056.810           7.01%
               Southeast Radiology LTD PSP
               P.O. Box 85484
               San Diego, CA 92186

                                                     Number of        Percentage of
                                                 Outstanding Shares Outstanding Shares
Fund and Class Name and Address of Shareholder     of Class Owned     of Class Owned
-------------- --------------------------------- ------------------ ------------------
               Union Bank of CA Trust Nominee        75,159.058           13.15%
               Group Pension Plan for Employees
               Of Rosenn Jenkins & Greenwald LLP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee        44,643.320            7.81%
               FBO WEBCOR Builders
               401 K PSP
               P.O. Box 85484
               San Diego, CA 92186

   The following table shows the percentage of combined Fund's shares to be owned by the above listed shareholders, if the Acquisition had been consummated as of July 20, 2006.

                                                                Percentage of
                                                              Outstanding Shares
                                                Combined Fund  of Combined Fund
Fund and Class Name and Address of Shareholder      Class        Class Owned
-------------- -------------------------------- ------------- ------------------
PGIF
 Class I       PIMS/Prudential Retirement          Class I          47.56%
               300 International PKWY STE 270
               Heathrow, FL 32746

               Trust for Profit Sharing PL         Class I          89.54%
               1345 Avenue of Americas
               New York, NY 10105

               Investors Bank & Trust Co        Advisor Class        8.32%
               4 Manhattanville Road
               Purchase, NY 10577

LCGF
 Class A       Pershing LLC                        Class A           6.39%
               P.O. Box 2052
               Jersey City, NJ 07303

               MLPF&S For Sole Benefit of Its      Class A          11.68%
               Customers
               4800 Deer Lake Drive East,
               2nd Floor
               Jacksonville, FL 32246

 Advisor Class Merrill Lynch                    Advisor Class        7.32%
               4800 Deer Lake Drive East
               2nd Floor
               Jacksonville, FL 32246

               Citigroup Global Markets         Advisor Class        8.22%
               333 West 34th Street - 3rd Floor
               New York, NY 10001

                                                                 Percentage of
                                                               Outstanding Shares
                                                 Combined Fund  of Combined Fund
Fund and Class Name and Address of Shareholder       Class        Class Owned
-------------- --------------------------------- ------------- ------------------
               Collegebound Fund                 Advisor Class       20.39%
               500 Plaza Drive
               Secaucus, NJ 07094

   Class K     Dunkirk Printing Pressmen &          Class K          67.55%
               Assistants Union Local
               Pension Plan
               100 Winners Circle
               Brentwood, TN 37027

               Union Bank of CA Trust Nominee       Class K          20.25%
               P.O. Box 85484
               San Diego, CA 92186

   Class I     Union Bank of CA Trust Nominee       Class I           1.52%
               J. D'Addario & Company MPP
               Employees Pension Plan
               P.O. Box 85484
               San Diego California 92186

               Union Bank of CA Trust Nominee       Class I           2.88%
               Associated Radiologist PA
               401K PSP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee       Class I           2.25%
               Muskegon Surgical Associates PC
               401 K Retirement Plan
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee       Class I           0.75%
               Worldwide Dreams Deferred Comp PL
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee       Class I           2.41%
               George Little Mfmt LLC
               401K PSP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Nominee FBO         Class I           1.01%
               Southeast Radiology LTD PSP
               P.O. Box 85484
               San Diego, CA 92186

                                                                 Percentage of
                                                               Outstanding Shares
                                                 Combined Fund  of Combined Fund
Fund and Class Name and Address of Shareholder       Class        Class Owned
-------------- --------------------------------- ------------- ------------------
               Union Bank of CA Trust Nominee       Class I           1.89%
               Group Pension Plan for Employees
               Of Rosenn Jenkins & Greenwald LLP
               P.O. Box 85484
               San Diego, CA 92186

               Union Bank of CA Trust Nominee       Class I           1.12%
               FBO WEBCOR Builders
               401 K PSP
               P.O. Box 85484
               San Diego, CA 92186

                                  APPENDIX K

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for LCGF as of the end of the Fund's last fiscal year and by Ernst & Young LLP, the independent registered public accounting firm for PGIF, whose reports, along with each Fund's financial statements, are included in each Fund's annual report and available upon request.

                                     LCGF

                                    Class A

                           Six Months
                              Ended                                             December 1,
                           January 31,            Year Ended July 31,              2002
                              2006         --------------------------           to July 31,
                           (unaudited)          2005              2004            2003(a)
                        -----------        ----------      ----------         -----------
Net asset value,
 beginning of period    $    19.15         $    16.28      $    15.58         $    15.07
                        ----------         ----------      ----------         ----------
Income From
 Investment
 Operations
Net investment loss(b)        (.14)              (.14)(c)        (.15)(c)(d)        (.10)
Net realized and
 unrealized gain (loss)
 on investment
 transactions                 2.62               3.01             .85                .61
                        ----------         ----------      ----------         ----------
Net increase (decrease)
 in net asset value
 from operations              2.48               2.87             .70                .51
                        ----------         ----------      ----------         ----------
Less: Distributions
Distributions from net
 realized gain on
 investment
 transactions                  -0-                -0-             -0-                -0-
Distributions in excess
 of net realized gain
 on investment
 transactions                  -0-                -0-             -0-                -0-
                        ----------         ----------      ----------         ----------
Total distributions            -0-                -0-             -0-                -0-
                        ----------         ----------      ----------         ----------
Net asset value, end of
 period                 $    21.63         $    19.15      $    16.28         $    15.58
                        ==========         ==========      ==========         ==========
Total Return
Total investment return
 based on net asset
 value(e)                    12.95%             17.63%           4.49%              3.38%

Ratios/Supplemental
 Data

Net assets, end of
 period (000's
 omitted)               $1,515,170         $1,348,678      $1,550,292         $1,757,243

Ratio to average net
 assets of:
   Expenses, net of
    waivers/
    reimbursements            1.73%(f)(g)        1.50%           1.58%              1.89%(g)
   Expenses, before
    waivers/
    reimbursements            1.73%(f)(g)        1.53%           1.76%              1.89%(g)
   Net investment
    loss                     (1.20)%(f)(g)       (.82)%(c)       (.90)%(c)(d)      (1.08)%(g)
Portfolio turnover rate         34%                56%             61%                60%


                               Year Ended November 30,
                        ------------------------------------
                            2002         2001         2000
                        ----------   ----------   ----------
Net asset value,
 beginning of period    $    20.24   $    29.51   $    35.82
                        ----------   ----------   ----------
Income From
 Investment
 Operations
Net investment loss(b)        (.19)        (.19)        (.26)
Net realized and
 unrealized gain (loss)
 on investment
 transactions                (4.98)       (6.43)       (3.69)
                        ----------   ----------   ----------
Net increase (decrease)
 in net asset value
 from operations             (5.17)       (6.62)       (3.95)
                        ----------   ----------   ----------
Less: Distributions
Distributions from net
 realized gain on
 investment
 transactions                  -0-        (2.38)       (2.36)
Distributions in excess
 of net realized gain
 on investment
 transactions                  -0-         (.27)         -0-
                        ----------   ----------   ----------
Total distributions            -0-        (2.65)       (2.36)
                        ----------   ----------   ----------
Net asset value, end of
 period                 $    15.07   $    20.24   $    29.51
                        ==========   ==========   ==========
Total Return
Total investment return
 based on net asset
 value(e)                   (25.54)%     (24.90)%     (11.91)%

Ratios/Supplemental
 Data

Net assets, end of
 period (000's
 omitted)               $2,098,623   $3,556,040   $4,817,131

Ratio to average net
 assets of:
   Expenses, net of
    waivers/
    reimbursements            1.73%        1.53%        1.44%
   Expenses, before
    waivers/
    reimbursements            1.73%        1.53%        1.44%
   Net investment
    loss                     (1.09)%       (.83)%       (.71)%
Portfolio turnover rate         93%         135%         125%

--------
See footnotes on page 72.

                                 Advisor Class

                                   Six Months
                                      Ended                                          December 1,
                                   January 31,           Year Ended July 31,            2002
                                      2006         ------------------------          to July 31,
                                   (unaudited)          2005             2004          2003(a)
                                 -----------       ----------      --------         -----------
Net asset value, beginning of
 period                           $  19.76         $    16.74      $  15.97          $  15.42
                                  --------         ----------      --------          --------
Income From Investment
 Operations
Net investment loss(b)                (.08)              (.09)(c)      (.10)(c)(d)       (.08)
Net realized and unrealized gain
 (loss) on investment
 transactions                         2.68               3.11           .87               .63
                                  --------         ----------      --------          --------
Net increase (decrease) in net
 asset value from operations          2.60               3.02           .77               .55
                                  --------         ----------      --------          --------
Less: Distributions
Distributions from net realized
 gain on investment transactions       -0-                -0-           -0-               -0-
Distributions in excess of net
 realized gain on investment
 transactions                          -0-                -0-           -0-               -0-
                                  --------         ----------      --------          --------
Total distributions                    -0-                -0-           -0-               -0-
                                  --------         ----------      --------          --------
Net asset value, end of period    $  22.36         $    19.76      $  16.74          $  15.97
                                  ========         ==========      ========          ========
Total Return
Total investment return based on
 net asset value(e)                  13.16%             18.04%         4.82%             3.57%

Ratios/Supplemental Data

Net assets, end of period
 (000's omitted)                  $170,446         $1,040,894      $761,895          $793,162

Ratio to average net assets of:
   Expenses, net of waivers/
    reimbursements                    1.37%(f)(g)        1.20%         1.28%             1.60%(g)
   Expenses, before waivers/
    reimbursements                    1.37%(f)(g)        1.23%         1.46%             1.60%(g)
   Net investment loss                (.93)%(f)(g)       (.53)%(c)     (.60)%(c)(d)      (.78)%(g)
Portfolio turnover rate                 34%                56%           61%               60%


                                     Year Ended November 30,
                                 ------------------------------
                                    2002       2001       2000
                                 --------   --------   --------
Net asset value, beginning of
 period                          $  20.65   $  29.99   $  36.25
                                 --------   --------   --------
Income From Investment
 Operations
Net investment loss(b)               (.14)      (.14)      (.14)
Net realized and unrealized gain
 (loss) on investment
 transactions                       (5.09)     (6.55)     (3.76)
                                 --------   --------   --------
Net increase (decrease) in net
 asset value from operations        (5.23)     (6.69)     (3.90)
                                 --------   --------   --------
Less: Distributions
Distributions from net realized
 gain on investment transactions      -0-      (2.38)     (2.36)
Distributions in excess of net
 realized gain on investment
 transactions                         -0-       (.27)       -0-
                                 --------   --------   --------
Total distributions                   -0-      (2.65)     (2.36)
                                 --------   --------   --------
Net asset value, end of period   $  15.42   $  20.65   $  29.99
                                 ========   ========   ========
Total Return
Total investment return based on
 net asset value(e)                (25.33)%   (24.72)%   (11.61)%

Ratios/Supplemental Data

Net assets, end of period
 (000's omitted)                 $590,508   $510,603   $523,315

Ratio to average net assets of:
   Expenses, net of waivers/
    reimbursements                   1.45%      1.25%      1.11%
   Expenses, before waivers/
    reimbursements                   1.45%      1.25%      1.11%
   Net investment loss               (.79)%     (.59)%     (.38)%
Portfolio turnover rate                93%       135%       125%

--------
See footnotes on page 72.

                                    Class K

                                                            Six Months Ended
                                                            January 31, 2006 March 1, 2005(h) to
                                                              (unaudited)       July 31, 2005
                                                            ---------------- -------------------
Net asset value, beginning of period                             $19.19            $17.63
                                                                 ------            ------
Income From Investment Operations
Net investment loss(b)                                             (.10)             (.04)
Net realized and unrealized gain on investment transactions        2.63              1.60
                                                                 ------            ------
Net increase in net asset value from operations                    2.53              1.56
                                                                 ------            ------
Net asset value, end of period                                   $21.72            $19.19
                                                                 ======            ======
Total Return
Total investment return based on net asset value(e)               13.18%             8.85%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                        $   69            $   11
Ratio to average net assets of:
   Expenses (g)                                                    1.42%(f)          1.03%
   Net investment loss(g)                                          (.86)%(f)         (.48)%
Portfolio turnover rate                                              34%               56%

--------
See footnotes on page 72.

                                    Class I

                                                            Six Months Ended
                                                            January 31, 2006 March 1, 2005(h) to
                                                              (unaudited)       July 31, 2005
                                                            ---------------- -------------------
Net asset value, beginning of period                             $19.20            $17.63
                                                                 ------            ------
Income From Investment Operations
Net investment loss(b)                                             (.07)             (.02)
Net realized and unrealized gain on investment transactions        2.63              1.59
                                                                 ------            ------
Net increase in net asset value from operations                    2.56              1.57
                                                                 ------            ------
Net asset value, end of period                                   $21.76            $19.20
                                                                 ======            ======
Total Return
Total investment return based on net asset value(e)               13.33%             8.90%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                        $2,605            $   11
Ratio to average net assets of:
   Expenses (g)                                                    1.09%(f)           .83%
   Net investment loss(g)                                          (.53)%(f)         (.27)%
Portfolio turnover rate                                              34%               56%

--------
(a)The Fund changed its fiscal year end from November 30 to July 31.
(b)Based on average shares outstanding.
(c)Net of fees and expenses waived/reimbursed by the Adviser.
(d)Net of fees and expenses waived/reimbursed by the Transfer Agent.
(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)The ratio includes expenses attributable to estimated costs of proxy solicitation.
(g)Annualized.
(h)Commencement of distributions.

                                     PGIF

                                    Class I

                                                                  Six Months
                                                                     Ended
                                                                   April 30,                    Year Ended October 31,
                                                                     2006         ---------------------------------------
                                                                  (unaudited)       2005      2004      2003      2002
                                                                -----------       -------   -------   -------   -------
Net asset value, beginning of period                              $ 10.86         $  9.21   $  8.95   $  7.92   $  9.87
                                                                  -------         -------   -------   -------   -------
Income From Investment Operations
Net investment loss(b)                                               (.01)           (.02)     (.03)     (.01)     (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                         .68            1.67       .29      1.04     (1.93)
                                                                  -------         -------   -------   -------   -------
Net increase (decrease) in net asset value from operations            .67            1.65       .26      1.03     (1.95)
                                                                  -------         -------   -------   -------   -------
Less: Distributions
Distributions from net realized gain on investment transactions       -0-             -0-       -0-       -0-       -0-
Distributions in excess of net realized gain on investment
 transactions                                                         -0-             -0-       -0-       -0-       -0-
                                                                  -------         -------   -------   -------   -------
Total distributions                                                   -0-             -0-       -0-       -0-       -0-
                                                                  -------         -------   -------   -------   -------
Net asset value, end of period                                    $ 11.53         $ 10.86   $  9.21   $  8.95   $  7.92
                                                                  =======         =======   =======   =======   =======
Total Return
Total investment return based on net asset value(e)                  6.17%          17.92%     2.91%    13.01%   (19.76)%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                         $84,176         $72,240   $57,912   $74,042   $67,380
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                            .90%(e)(f)      .90%      .90%      .90%      .90%
   Expenses, before waivers/reimbursements                           1.25%(e)(f)     1.38%     1.49%     1.54%     1.32%
   Net investment loss                                               (.24)%(e)(f)    (.25)%    (.30)%    (.08)%    (.23)%
Portfolio turnover rate                                                51%             73%       74%       91%       96%



                                                                ---------
                                                                   2001
                                                                --------
Net asset value, beginning of period                            $  17.06
                                                                --------
Income From Investment Operations
Net investment loss(b)                                              (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                      (5.94)
                                                                --------
Net increase (decrease) in net asset value from operations         (5.96)
                                                                --------
Less: Distributions
Distributions from net realized gain on investment transactions    (1.12)
Distributions in excess of net realized gain on investment
 transactions                                                       (.11)
                                                                --------
Total distributions                                                (1.23)
                                                                --------
Net asset value, end of period                                  $   9.87
                                                                ========
Total Return
Total investment return based on net asset value(e)               (37.36)%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                       $178,157
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                           .90%
   Expenses, before waivers/reimbursements                          1.16%
   Net investment loss                                              (.20)%
Portfolio turnover rate                                              156%

--------
See footnotes on page 74.

                                   Class II

                                                                         Six Months
                                                                            Ended
                                                                          April 30,                  Year Ended October 31,
                                                                            2006         -------------------------------------
                                                                         (unaudited)       2005     2004     2003      2002
                                                                        -----------      ------   ------   -------   -------
Net asset value, beginning of period                                      $10.57         $ 8.99   $ 8.76   $  7.78   $  9.73
                                                                          ------         ------   ------   -------   -------
Income From Investment Operations
Net investment loss(b)                                                      (.03)          (.05)    (.05)     (.03)     (.05)
Net realized and unrealized gain (loss) on investment transactions           .67           1.63      .28      1.01     (1.90)
                                                                          ------         ------   ------   -------   -------
Net increase (decrease) in net asset value from operations                   .64           1.58      .23       .98     (1.95)
                                                                          ------         ------   ------   -------   -------
Less: Distributions
Distributions from net realized gain on investment transactions              -0-            -0-      -0-       -0-       -0-
Distributions in excess of net realized gain on investment transactions      -0-            -0-      -0-       -0-       -0-
                                                                          ------         ------   ------   -------   -------
Total distributions                                                          -0-            -0-      -0-       -0-       -0-
                                                                          ------         ------   ------   -------   -------
Net asset value, end of period                                            $11.21         $10.57   $ 8.99   $  8.76   $  7.78
                                                                          ======         ======   ======   =======   =======
Total Return
Total investment return based on net asset value(e)                         6.05%         17.58%    2.63%    12.60%   (20.04)%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                                 $2,702         $3,212   $3,988   $20,574   $20,672
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                                  1.20%(e)(f)    1.20%    1.20%     1.20%     1.20%
   Expenses, before waivers/reimbursements                                  1.53%(e)(f)    1.68%    1.72%     1.80%     1.60%
   Net investment loss                                                      (.55)%(e)(f)   (.53)%   (.61)%    (.39)%    (.52)%
Portfolio turnover rate                                                       51%            73%      74%       91%       96%



                                                                        --------
                                                                          2001
                                                                        -------
Net asset value, beginning of period                                    $ 16.88
                                                                        -------
Income From Investment Operations
Net investment loss(b)                                                     (.06)
Net realized and unrealized gain (loss) on investment transactions        (5.86)
                                                                        -------
Net increase (decrease) in net asset value from operations                (5.92)
                                                                        -------
Less: Distributions
Distributions from net realized gain on investment transactions           (1.12)
Distributions in excess of net realized gain on investment transactions    (.11)
                                                                        -------
Total distributions                                                       (1.23)
                                                                        -------
Net asset value, end of period                                          $  9.73
                                                                        =======
Total Return
Total investment return based on net asset value(e)                      (37.54)%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)                               $28,152
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                                 1.20%
   Expenses, before waivers/reimbursements                                 1.49%
   Net investment loss                                                     (.52)%
Portfolio turnover rate                                                     156%

--------
(a)Based on average shares outstanding.
(b)Net of expenses waived by the Adviser.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)000's omitted.
(e)Annualized
(f)The ratio includes expenses attributable to estimated costs of proxy solicitation.

A FORM OF PROXY CARD


                                           Vote by Touch-Tone Phone or by Mail!!
                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed proxy card in the enclosed envelope.

                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD NOVEMBER 7, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

                  AllianceBernstein Institutional Funds, Inc. -
               AllianceBernstein Premier Growth Institutional Fund

The undersgined hereby appoints Christina Morse and Carol Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Shareholders (the "Meeting") of the AllianceBernstein Premier Growth Institutional Fund (the "Fund"), a series of AllianceBernstein Institutional Funds, Inc., to be held at 2:00 p.m., Eastern Time, on November 7, 2006 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

[x] Please mark votes as in this example.
--------------------------------------------------------------------------------

THE PROPOSAL Acquisition by AllianceBernstein Large Cap Growth Fund, Inc. of all of the assets and assumption of all of the liabilities of the Fund in exchange for shares of AllianceBernstein Large Cap Growth Fund, Inc.

       FOR                        AGAINST                          ABSTAIN
       [_]                         [_]                               [_]


To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).


Please check here if you plan to attend the Meeting.

     [_]   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.



                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2006



                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2006


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***